EXHIBIT 99.1

ORCHID ISLAND CAPITAL ANNOUNCES
JUNE 2019 MONTHLY DIVIDEND AND
MAY 31, 2019 RMBS PORTFOLIO CHARACTERISTICS

•	June 2019 Monthly Dividend of $0.08 Per Share
•	RMBS Portfolio Characteristics as of May 31, 2019
•	Next Dividend Announcement Expected July 17, 2019

Vero Beach, Fla., June 11, 2019 - Orchid Island Capital, Inc. (the “Company”) (NYSE:ORC) announced today that the Board of Directors (the “Board”) declared a monthly cash dividend for the month of June 2019. The dividend of $0.08 per share will be paid July 31, 2019, to holders of record on June 28, 2019, with an ex-dividend date of June 27, 2019.  The Company plans on announcing its next dividend after the Board’s meeting on July 17, 2019.

The Company intends to make regular monthly cash distributions to its stockholders. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of June 11, 2019, the Company had 53,507,949 shares outstanding. At March 31, 2019, the Company had 49,937,700 shares outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of May 31, 2019 are presented below. These figures are preliminary and subject to change.  The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

•	RMBS Valuation Characteristics
•	RMBS Assets by Agency
•	Investment Company Act of 1940 (Whole Pool) Test Results
•	Repurchase Agreement Exposure by Counterparty
•	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests in Agency RMBS that are either traditional pass-through Agency RMBS or structured Agency RMBS. Orchid Island Capital, Inc. has elected to be taxed as a REIT for federal income tax purposes.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions and the expected funding of purchased assets and anticipated borrowings. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Form 10-K for the year ended December 31, 2018.

RMBS Valuation Characteristics
($ in thousands)
									Realized	Realized
									May 2019	Mar - May	Modeled	Modeled
					Net			Weighted	CPR	2019 CPR	Interest	Interest
			%		Weighted			Average	(1-Month)	(3-Month)	Rate	Rate
	Current	Fair	of	Current	Average			Maturity	(Reported	(Reported	Sensitivity	Sensitivity
Type	Face	Value(1)	Portfolio	Price	Coupon	GWAC	Age	(Months)	in Jun)	in Jun)	(-50 BPS)(2)	(+50 BPS)(2)
Pass Through RMBS
Post Reset ARM	$1,132	$1,197	0.03%	$105.83	4.78%	5.22%	177	184	-	-	$7	$(8)
Fixed Rate CMO	665,655	693,481	19.20%	104.18	4.26%	4.60%	15	342	16.85%	14.18%	(1,865)	193
15yr 4.0	397,728	418,787	11.59%	105.29	4.00%	4.53%	12	165	8.17%	9.24%	6,636	(7,145)
15yr Total	397,728	418,787	11.59%	105.29	4.00%	4.53%	12	165	8.17%	9.24%	6,636	(7,145)
20yr 4.0	86,719	91,787	2.54%	105.84	4.00%	4.48%	22	214	10.95%	10.00%	1,812	(1,938)
20yr Total	86,719	91,787	2.54%	105.84	4.00%	4.48%	22	214	10.95%	10.00%	1,812	(1,938)
30yr 3.0	260,163	259,065	7.17%	99.58	3.00%	4.29%	1	358	3.92%	-	3,232	(5,599)
30yr 3.5	115,498	119,224	3.30%	103.23	3.50%	4.30%	9	348	9.00%	8.79%	1,824	(2,685)
30yr 4.0	743,180	781,683	21.64%	105.18	4.00%	4.67%	13	345	7.48%	8.12%	8,815	(13,518)
30yr 4.5	259,040	272,845	7.55%	105.33	4.50%	5.24%	9	350	13.85%	13.51%	2,340	(3,230)
30yr 5.0	778,387	847,021	23.45%	108.82	5.00%	5.52%	12	347	12.66%	13.68%	7,540	(10,109)
30yr Total	2,156,268	2,279,838	63.11%	105.73	4.27%	4.98%	10	348	9.90%	10.81%	23,751	(35,141)
Total Pass Through RMBS	3,307,502	3,485,090	96.48%	105.37	4.23%	4.84%	12	321	11.16%	11.63%	30,341	(44,039)
Structured RMBS
Interest-Only Securities	787,350	102,122	2.83%	12.97	3.76%	4.35%	64	252	14.74%	12.38%	(16,417)	16,261
Inverse Interest-Only Securities	212,234	25,121	0.70%	11.84	2.67%	4.86%	59	292	10.98%	9.99%	1,250	(2,025)
Total Structured RMBS	999,584	127,243	3.52%	12.73	3.53%	4.45%	63	261	13.94%	11.83%	(15,167)	14,236
Total Mortgage Assets	$4,307,086	$3,612,333	100.00%		4.07%	4.75%	24	307	11.82%	11.70%	$15,174	$(29,803)

											Interest	Interest
	Average	Hedge									Rate	Rate
	Notional	Period									Sensitivity	Sensitivity
Hedge	Balance	End									(-50 BPS)(2)	(+50 BPS)(2)
Eurodollar Futures	$(457,143)	Dec-2020									$(4,000)	$4,000
Swaps	(1,710,000)	Nov-2021									(22,166)	22,166
5-Year Treasury Future	(165,000)	Sep-2019(3)									(4,884)	3,967
TBA	(125,000)	Jun-2019									(1,423)	2,357
Swaptions	(350,000)	Sep-2024									(949)	3,763
Hedge Total	$(2,807,143)										$(33,422)	$36,253
Rate Shock Grand Total											$(18,248)	$6,450

(1)
Amounts in the tables above include assets with a fair value of approximately $116.1 million purchased in May 2019, which settle in June 2019, and exclude assets with a fair value of approximately $448.9 million sold in May 2019, which settle in June 2019.

(2)
Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant LIBOR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(3)	Five year treasury futures contracts were valued at prices of $117.37 at May 31, 2019. The notional contract value of the short position was $193.7 million.

RMBS Assets by Agency			Investment Company Act of 1940 Whole Pool Test
($ in thousands)			($ in thousands)
		Percentage			Percentage
	Fair	of		Fair	of
Asset Category	Value(1)	Portfolio	Asset Category	Value(1)	Portfolio
As of May 31, 2019			As of May 31, 2019
Fannie Mae	$2,437,653	67.5%	Non-Whole Pool Assets	$1,234,031	34.2%
Freddie Mac	1,171,650	32.4%	Whole Pool Assets	2,378,302	65.8%
Ginnie Mae	3,030	0.1%	Total Mortgage Assets	$3,612,333	100.0%
Total Mortgage Assets	$3,612,333	100.0%

(1)
Amounts in the tables above include assets with a fair value of approximately $116.1 million purchased in May 2019, which settle in June 2019 and exclude assets with a fair value of approximately $448.9 million sold in May 2019, which settle in June 2019.

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of May 31, 2019	Borrowings(1)	Debt	Rate	in Days	Maturity
Barclays Capital Inc.	$544,359	14.5%	2.63%	12	6/12/2019
RBC Capital Markets, LLC	459,588	12.3%	2.67%	34	7/15/2019
Wells Fargo Bank, N.A.	364,390	9.8%	2.61%	39	7/22/2019
Mirae Asset Securities (USA) Inc.	296,255	8.0%	2.64%	116	10/9/2019
J.P. Morgan Securities LLC	248,692	6.7%	2.61%	159	11/12/2019
ING Financial Markets LLC	225,275	6.0%	2.64%	50	7/31/2019
Mitsubishi UFJ Securities (USA), Inc	197,351	5.3%	2.60%	121	11/12/2019
South Street Securities, LLC	177,058	4.8%	2.61%	248	4/9/2020
Cantor Fitzgerald & Co	163,878	4.4%	2.63%	60	8/12/2019
ASL Capital Markets Inc.	159,022	4.3%	2.61%	92	10/7/2019
ABN AMRO Bank N.V.	152,165	4.1%	2.64%	67	8/6/2019
Citigroup Global Markets Inc	137,594	3.7%	2.66%	73	8/29/2019
ICBC Financial Services LLC	111,211	3.0%	2.64%	51	8/12/2019
ED&F Man Capital Markets Inc	97,735	2.6%	2.63%	85	10/7/2019
Guggenheim Securities, LLC	90,357	2.4%	2.62%	91	9/30/2019
FHLB-Cincinnati	80,539	2.2%	2.59%	3	6/3/2019
Natixis, New York Branch	54,126	1.5%	2.73%	14	6/14/2019
Lucid Cash Fund USG LLC	48,078	1.3%	2.65%	13	6/13/2019
Bank of Montreal	43,839	1.2%	2.69%	16	6/27/2019
Merrill Lynch, Pierce, Fenner & Smith	31,290	0.8%	2.78%	21	7/1/2019
J.V.B. Financial Group, LLC	24,040	0.6%	2.60%	50	8/15/2019
Lucid Prime Fund, LLC	17,252	0.5%	2.70%	13	6/13/2019
Total Borrowings	$3,724,094	100.0%	2.63%	70	4/9/2020

(1)
In May 2019, the Company purchased assets with a fair value of approximately $116.1 million, which settle in June 2019 that are expected to be funded by repurchase agreements.  The anticipated borrowings are not included in the table above.  In addition, the Company sold assets with a fair value of approximately $448.9 million, which settle in June 2019 that collateralize approximately $435.4 million of repurchase agreements included in the table above.

Contact:

Orchid Island Capital, Inc.
Robert E. Cauley
3305 Flamingo Drive, Vero Beach, Florida 32963
Telephone: (772) 231-1400